Fourth Quarter 2013 Earnings Conference Call January 24, 2013 - 9:00am CT

Forward Looking Statements We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties. We caution everyone to be guided in their analysis of Dover by referring to our Form 10-K for a list of factors that could cause our results to differ from those anticipated in any such forward- looking statements. We would also direct your attention to our internet site, www.dovercorporation.com, where considerably more information can be found. 2

$0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 Q1* Q2* Q3* Q4* Q1 Q2 Q3* Q4* Revenue $2.0B 6% $8.1B 10% EPS (cont.) $1.16 10% $4.53 11% Bookings $2.0B 4% $8.1B 7% Seg. Margins 16.6% -30 bps 17.2% +10 bps Organic Rev. 2% 5% Acq. Growth 5% 6% FCF (a) $482M 92% $964M 40% Dover’s Q4 2012 Performance Continuing Earnings Per Share • The majority of end-markets remain solid with strong growth in the MEMs, energy production, refrigeration & food equipment and fast moving consumer goods markets • Strong results driven by revenue growth, cost initiatives and share count • All segments show organic revenue growth • Sound Solutions improves sequentially • Margin of 16.6%, including acquisition related costs and restructuring of $14 million • Overall book-to-bill of 0.98 Q4 Q4/Q4 2011 * Includes discrete & other tax benefits of $0.04 in Q1 2011, $0.13 in Q2 2011, $0.02 in Q3 2011, $0.03 in Q4 2011, $0.02 in Q3 2012 and $0.07 in Q4 2012 FY $4.09 (a) See Press Release filed under Form 8-K for free cash flow reconciliation 3 Quarterly Comments Discrete tax benefits 2012 Adjusted continuing earnings per share FY12 FY12/FY11 FY $4.53

4 Revenue Q4 2012 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic 1% 1% 4% 1% 2% Acquisitions - 5% 9% - 5% Currency - - -1% -1% -1% Total 1% 6% 12% - 6% FY 2012 Communication Technologies Energy Engineered Systems Printing & Identification Total Dover Organic 2% 9% 6% 2% 5% Acquisitions 10% 5% 6% - 6% Currency -1% - -2% -3% -1% Total 11% 14% 10% -1% 10%

$674 $613 $247 $254 $396 $401 $562 $540 $218 $207 $0 $300 $600 $900 DCT Q3 DCT Q4 DE Q3 DE Q4 DES Q3 DES Q4 DPI Q3 DPI Q4 $600 $607 $245 $253 $412 $353 $527 $550 $198 $210 $0 $300 $600 $900 DCT Q3 DCT Q4 DE Q3 DE Q4 DES Q3 DES Q4 DPI Q3 DPI Q4 Sequential Results – Q3 12 → Q4 12 Fluid Solutions ↑ 1% ↓ 4% Refrigeration & Industrial ↓ 14% ↑ 4% ↑ 2% ↑ 3% $ in millions 5 Bookings ↓ 8% ↑ 3% Revenue

6 Communication Technologies • Within the Consumer Electronics market, strong MEMs revenue growth offset by expected lower year-over-year Sound Solutions volume • Improved sequential performance at Sound Solutions • Medical Technology and Aerospace/Defense were strong while Telecom remains weak • Margin impacted by soft Telecom markets, lower Sound Solutions revenue and $4.7M in one-time charges • Book-to-bill at 0.88 $ in millions Q4 2012 Q4 2011 % Change Revenue $401 $396 1% Earnings $ 58 $ 71 -18% Margin 14.6% 17.9% -330 bps Bookings $353 $350 Flat Quarterly Comments Revenue by End-Market % of Q4 Revenue Y / Y Growth Consumer Electronics 49% Flat Medical Technology 16% 12% Aerospace / Defense 26% 6% Telecom / Other 9% -18%

7 Energy • Revenue and earnings growth driven by production and downstream markets; drilling continues to slow as anticipated •Oil prices remain supportive of continued investment in production and international markets offer strong opportunities • Operating margin of 24.7% reflects strong execution • Bookings growth led by the production market • Book-to-bill at 1.02 $ in millions Quarterly Comments Q4 2012 Q4 2011 % Change Revenue $540 $510 6% Earnings $134 $122 10% Margin 24.7% 23.9% 80 bps Bookings $550 $520 6% Revenue by End-Market % of Q4 Revenue Y / Y Growth Drilling 17% -11% Production 56% 14% Downstream 27% 3%

8 Engineered Systems • Revenue growth in Refrigeration & Food Equipment was broad- based; revenue gains in Fluids were driven by recent acquisitions •Results in Fluids continue to be impacted by a weak Europe • Margin performance includes Anthony acquisition related costs, absent this acquisition margin would have been 15.4% • Bookings impacted by normal seasonality in the refrigeration market and the wind down of a major customer program • Book-to-bill at 1.00 $ in millions Quarterly Comments Q4 2012 Q4 2011 % Change Revenue $819 $731 12% Earnings $102 $ 93 10% Margin 12.4% 12.7% -30 bps Bookings $816 $783 4% Revenue by End-Market % of Q4 Revenue Y / Y Growth Fluids 25% 27% Refrigeration & Food Equipment 38% 16% Industrial 37% 1%

Printing & Identification • 4% organic revenue growth (ex. FX) in fast moving consumer goods offset by a sluggish industrial market decline • Operating margin increase reflects the benefits of prior restructuring, cost initiatives and a favorable customer mix • Several new product introductions are scheduled in the coming months •Book-to-bill at 1.00 $ in millions Quarterly Comments Q4 2012 Q4 2011 % Change Revenue $254 $254 flat Earnings $ 41 $ 33 22% Margin 16.0% 13.2% 280 bps Bookings $253 $254 flat 9 Revenue by End-Market % of Q4 Revenue Y / Y Growth Fast Moving Consumer Goods 60% 2% Industrial 40% -3%

Q4 2012 Overview Q4 2012 Net Interest Expense $31 million, up $2 million from last year, driven in part by higher debt levels connected with recent acquisitions Corporate Expense $31.0 million, down $1 million from last year, in-line with expectations Effective Tax Rate (ETR) Q4 normalized rate was 28.5%, excluding $0.07 cents of discrete tax benefits. Full year normalized rate was 28.2% after adjusting for $0.09 of discrete tax benefits Capex $88.2 million, in-line with expectations Share Repurchases Repurchased 5.8 million shares in the quarter, including 4 million under the November $1 billion program. Repurchased a total of 12.3 million shares in 2012. Share repurchase activity contributed $0.12 cents to 2012 EPS 10

FY 2013 Guidance – Revenue Growth by Segment 11 Segment 2012 Revenue Mix 2013F Organic Growth 2013F Acquisition Growth* Total Communication Technologies 19% 9% - 11% - 9% - 11% Energy 27% 3% - 5% ≈ 2% 5% - 7% Engineered Systems 42% 2% - 4% ≈ 8% 10% - 12% Printing & Identification 12% 2% - 4% - 2% - 4% Total ≈ $8.1 B 3% - 5% ≈ 4% 7% - 9% * Acquisitions already completed

FY 2013 Guidance  Revenue: • Organic revenue : ≈ 3% - 5% • Acquisitions: ≈ 4% • Total revenue: ≈ 7% - 9%  Corporate expense: ≈ $150 million  Interest expense: ≈ $130 million  Full-Year Tax Rate: ≈ 27.5% - 28.0%  Capital expenditures: ≈ 3% - 3.5% of revenue  FCF for full year: ≈ 10% of revenue 12 2013 EPS from continuing ops: $5.05 – $5.35

 2012 EPS – Continuing Ops $4.53 • Less 2012 tax benefits (1): ($0.09)  2012 Adjusted EPS – Continuing Ops $4.44 • Volume, mix, price (inc. FX): $0.28 - $0.46 • Net benefits of productivity: $0.12 - $0.22 • Acquisitions: $0.13 - $0.16 • Investment / Compensation: ($0.10 - $0.16) • Corporate expense: (0.05) • Interest / Shares / Tax Rate (net): $0.23 - $0.28  2012 EPS – Continuing Ops $5.05 - $5.35 2012 EPS Guidance Bridge - Cont. Ops (1) Negligible amounts in Q1 2012 & Q2 2012, $0.02 in Q3 2012 and $0.07 in Q4 2012 13